Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

MassMutual RetireEase SelectSM Immediate Variable and Fixed Annuity

This prospectus describes a single premium individual immediate variable and fixed annuity. The contract is designed for persons who would like to generate variable or a combination of variable and fixed annuity payments from an annuity contract. It is available as either a non-qualified contract or as a qualified contract for use with a traditional Individual Retirement Annuity (IRA) under section 408(b) of the Internal Revenue Code of 1986, as amended (Tax Code).

You, the owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include a fixed investment choice, called the general account, and variable investment choices available through our separate account. Through our separate account you may elect a number of sub-accounts, each of which invests in one of the following funds:

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund (Series I Shares)
•	AIM V.I. Global Health Care Fund (Series I Shares)
•	AIM V.I. Technology Fund (Series I Shares)

Fidelity® Variable Insurance Products Fund

•	Fidelity® VIP Contrafund® Portfolio (Initial Class)

ING Variable Products Trust

•	ING VP Real Estate Portfolio (Class S)

MML Series Investment Fund

•	MML Asset Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Concentrated Growth Fund (Class I)
•	MML Emerging Growth Fund
•	MML Equity Income Fund
•	MML Equity Index Fund (Class I)
•	MML Foreign Fund
•	MML Global Fund (Class I)
•	MML Growth & Income Fund
•	MML Growth Equity Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML OTC 100 Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Index Fund
•	MML Small Cap Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Inflation-Protected Bond Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Small Cap Equity Fund
•	MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer MidCap Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

PIMCO Variable Insurance Trust Series

•	PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated December 20, 2006. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 49 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, L058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved this contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

December 20, 2006

as supplemented

February 20, 2007

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Age	5

Annuitant	11

Annuity Date	15

Annuity Options	16

Annuity Payments	15

Annuity Service Center	4

Annuity Unit Value	41

Assumed Investment Rate (AIR)	15

Commuted Value	39

Contract Year	15

Good Order	4

Non-Qualified Contract	43

Purchase Payment	12

Qualified Contract	43

Separate Account	23

Sub-account	23

Index of Special Terms

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or our Annuity Service Center at (800) 272-2216 (press 2), Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/annuities and clicking on “Service Request Form.” Additionally, you may write to us at: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

Sending Forms and Written Requests in Good Order.  From time to time, you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Annuity Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our company’s form.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

Contract Type.  The contract described in this prospectus is a single premium individual immediate variable and fixed annuity. The contract is designed for persons who would like to generate variable or a combination of variable and fixed annuity payments from an annuity contract. It is available as either a non-qualified contract or as a qualified contract for use with a traditional Individual Retirement Annuity (IRA) under section 408(b) of the Internal Revenue Code of 1986, as amended (Tax Code).

The Prospectus and the Contract.  This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state-specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Subject matters in which there may be state-specific contract provisions include:

•	the surrender charge;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the general account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call our Annuity Service Center at the number shown on page 1 of this prospectus.

Contract Roles and Rights.  There are six basic terms for roles under the contract: the owner(s), the annuitant, the joint annuitant, the beneficiary, the payee and MassMutual. The contract is an agreement between “you,” the owner and “us,” MassMutual. It is important that you understand who will have what rights, if any, under the contract. For example, upon death of the annuitant and joint annuitant, if any, the current owner(s) relinquish all contract rights to the designated beneficiary.

Contacting the Company/Overview

You should carefully discuss your intentions with your registered representative to ensure you assign an annuitant, joint annuitant and beneficiaries in a manner that will carry out your wishes. See “Contract Roles” and “Death Provisions.”

Annuity Payments.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect a number of features including but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable or a combination of fixed and variable annuity payments. We require you to elect variable annuity payments or a combination of fixed and variable annuity payments during your first contract year. Any time after your first contract year, if you want to elect only fixed annuity payments, you may do so by electing the general account as your only investment choice.

Variable Annuity Payments.  If you choose variable annuity payments, payment amounts will vary with the investment performance of the funds you elect.

Fixed Annuity Payments.  If you elect fixed annuity payments, payment amounts will not vary (unless you elect Inflation Protector).

See “Annuity Payments,” and for a description of additional contract features available with certain annuity options see “MassMutual Budget ProtectorSM,” “MassMutual Payment ProtectorSM,” and “MassMutual Inflation ProtectorSM.”

Free Look/Right to Cancel the Contract.  After you receive the contract, you generally have ten calendar days during which you can cancel the contract. See “Right to Cancel Your Contract.”

Death Provisions.  Upon the death of the annuitant and joint annuitant, if any, certain annuity options may provide continuing payments. After death of the owner(s) and/or the annuitant and joint annuitant, if any, in some cases the beneficiary will assume ownership rights under the contract. See “Death Provisions.”

Withdrawals.  Some annuity options allow you to withdraw a portion or all of any remaining guaranteed payments. A surrender charge may apply. See “Withdrawals.”

Transfers.  You may transfer among the investment choices, subject to certain restrictions. See “Transfers and Transfer Programs.”

Fees.  Certain fees associated with the contract will reduce annuity payments. See “Table of Fees and Expenses” and “Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, (Tax Code), has certain rules that apply to the contract. There are some rules that only apply to your contract if it is issued as a non-qualified contract, an IRA, an inherited IRA or a custodial IRA. Tax penalties may apply if rules are not followed. See “Federal Taxes.”

Definition of Age.  When we use the term “age” in the prospectus, except when discussed in regards to specific tax provisions, we define age as a person’s age on his/her birthday nearest the date for which the age is being determined. For example, age 80 is the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. Based on the contract’s definition, you attain age 80 at calendar age 79 years, 6 months and 1 day.

Overview

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you transfer between investment choices, make a withdrawal or surrender the contract. We do not deduct a sales charge when you purchase a contract. Premium taxes may also be deducted, but are not reflected below.

Owner Transaction Expenses

	Current	Maximum
Transfer Fee
	Twelve free transfers per contract year, thereafter, $20 per transfer.[1]	Twelve free transfers per contract year, thereafter, $20 per transfer.[1]

Surrender Charge for partial or full withdrawals	Current	Maximum
(as a percentage of amount withdrawn)	8%[2]	8%[2]

1 Currently, any transfers made as part of the Automatic Rebalancing Program and transfers from the general account to a sub-account, are not subject to the assessment of a transfer fee, and therefore, do not count toward your twelve free transfers every contract year.

[2] Surrender Charge Schedule
Contract year when withdrawal is made:	1	2	3	4	5	6	7	8	9	10 or later

Percentage of amount withdrawn:	8%*	8%	7%	6%	5%	4%	3%	2%	1%	0%

* Withdrawals in the first year are not permitted for certain annuity options. See “Withdrawals.”

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you elect.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$0	$60

Table of Fees and Expenses

Separate Account Annual Expenses

	For contracts without Payment Protector	For contracts with Payment Protector
Maximum Separate Account Annual Expenses
Mortality and Expense Risk Charge	1.70%	1.70%
Administrative Charge	0.25%	0.25%
MassMutual Payment Protector Charge	0.0%	1.25%

Maximum Total Separate Account Annual Expenses	1.95%	3.20%

	For contracts without Payment Protector	For contracts with Payment Protector
Current Separate Account Annual Expenses
Mortality and Expense Risk Charge	1.10%	1.10%
Administrative Charge	0.15%	0.15%
MassMutual Payment Protector Charge	0.0%	0.50%

Current Total Separate Account Annual Expenses	1.25%	1.75%

Table of Fees and Expenses

Annual Fund Operating Expenses

When a sub-account purchases shares of a fund, the annual fund operating expenses are reflected in the purchase price. So, while you own the contract, if you elect any sub-accounts as investment choices, the annuity payments will be impacted by the annual fund operating expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total annual fund operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2005. More detail concerning each fund’s expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.41%	1.51%

The following table provides more specific information about the total annual fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005.

Investment Management Fees and Other Expenses

Fund Name	Management Fees		Other Expenses		12b-1 Fees	Total Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I Shares)	0.75%		0.37%		—	1.12%	[1]
AIM V.I. Global Health Care Fund (Series I Shares)	0.75%		0.33%		—	1.08%	[1]
AIM V.I. Technology Fund (Series I Shares)	0.75%		0.37%		—	1.12%	[1]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%		0.09%		—	0.66%	[2]
ING VP Real Estate Portfolio (Class S)	0.80%	[3]	0.45%		0.25%	1.50%
MML Asset Allocation Fund	0.55%		0.09%	[4]	—	0.64%	[5]
MML Blend Fund	0.40%		0.03%		—	0.43%	[6]
MML Blue Chip Growth Fund	0.75%		0.23%	[4]	—	0.98%	[5]
MML Concentrated Growth Fund (Class I)	0.60%		0.24%	[4]	—	0.84%	[5]
MML Emerging Growth Fund	1.05%		0.46%		—	1.51%	[6]
MML Enhanced Index Core Equity Fund	0.55%		0.26%		—	0.81%	[6]
MML Equity Fund	0.38%		0.03%		—	0.41%	[6]
MML Equity Income Fund	0.75%		0.10%	[4]	—	0.85%	[5]
MML Equity Index Fund (Class I)	0.10%		0.38%		—	0.48%	[7]
MML Foreign Fund	0.89%		0.13%	[4]	—	1.02%	[5]
MML Global Fund (Class I)	0.60%		0.28%	[4]	—	0.88%	[5]
MML Growth & Income Fund	0.50%		0.08%	[4]	—	0.58%	[5]
MML Growth Equity Fund	0.80%		0.25%		—	1.05%	[6]
MML Income & Growth Fund	0.65%		0.10%	[4]	—	0.75%	[5]
MML Inflation-Protected Bond Fund	0.59%		0.04%		—	0.63%	[6]
MML Large Cap Growth Fund	0.65%		0.14%	[4]	—	0.79%	[5]
MML Large Cap Value Fund	0.80%		0.09%		—	0.89%	[6]
MML Managed Bond Fund	0.45%		0.01%		—	0.46%	[6]
MML Mid Cap Growth Fund	0.77%		0.08%	[4]	—	0.85%	[5]
MML Mid Cap Value Fund	0.84%		0.09%	[4]	—	0.93%	[5]
MML Money Market Fund	0.49%		0.05%		—	0.54%	[6]
MML OTC 100 Fund	0.45%		0.41%		—	0.86%	[6]

Table Of Fees And Expenses

Fund Name	Management Fees	Other Expenses		12b-1 Fees	Total Fund Operating Expenses
MML Small Cap Equity Fund	0.65%	0.06%		—	0.71%	[6]
MML Small Cap Growth Equity Fund	1.07%	0.15%		—	1.22%	[6]
MML Small Cap Index Fund	0.35%	0.18%	[4]	—	0.53%	[5]
MML Small Cap Value Fund	0.75%	0.14%	[4]	—	0.89%	[5]
MML Small Company Opportunities Fund	1.05%	0.09%		—	1.14%	[6]
Oppenheimer Balanced Fund/VA	0.72%	0.02%		—	0.74%
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.02%		—	0.66%
Oppenheimer Global Securities Fund/VA	0.63%	0.04%		—	0.67%
Oppenheimer High Income Fund/VA	0.72%	0.03%		—	0.75%
Oppenheimer International Growth Fund/VA	1.00%	0.09%		—	1.09%
Oppenheimer Main Street Fund®/VA	0.65%	0.02%		—	0.67%
Oppenheimer MidCap Fund/VA	0.67%	0.02%		—	0.69%
Oppenheimer Strategic Bond Fund/VA	0.69%	0.02%		—	0.71%
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	0.49%	0.25%	[8]	0.25%	0.99%

1. The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of the fund to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number stated above: (i) interest; (ii) taxes; (iii) dividend expense of short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2007.

2. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

3. The advisor has entered into a written expense limitation agreement with the portfolio under which it will limit expenses of the portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the advisor within three years. The amount of expenses proposed to be waived during the current fiscal year by the advisor for the portfolio is 0.20%. The expense limit will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the advisor provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of the investment management agreement.

4. Other Expenses are based on estimated amounts for the first fiscal year of the fund.

5. MassMutual has agreed to cap the fees and expenses of the fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund (Class I), MML Global Fund (Class I), MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Small Cap Index Fund and MML Small Cap Value Fund do not reflect this cap. If this table did reflect the cap, the Total Net Operating Expenses would be 0.57%, 0.85%, 0.76%, 0.71%, 0.52%, 0.70%, 0.73%, 0.45% and 0.88%, respectively. For the MML Equity Income Fund, MML Foreign Fund, MML Mid Cap Growth Fund and MML Mid Cap Value Fund the cap is equal to the expenses reflected in the table.

6. MassMutual has agreed to bear expenses of the funds (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset values of the funds through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund and MML Small Cap Growth Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.56% and 1.18%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund in 2005.

7. MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.05% of the average daily net asset values through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.45%.

8. “Other Expenses,” which are based on estimated amounts for the initial fiscal year of the class, reflect an administrative fee of 0.25%.

(See the fund prospectuses for more information.)

Table Of Fees And Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Contract Roles

Owner

In General.  In this prospectus, “you” and “your” refer to the owner and joint owner, if any, of the contract. The owner is named at the time you apply for a contract. The owner can be an individual or a non-natural person. If your contract is qualified, the owner and the annuitant must be the same, unless the contract is a custodial IRA. The owner (and joint owner, if any) has all ownership rights under the contract while the annuitant and joint annuitant, if any, are alive.

Generally, you will want to designate yourself as the annuitant or sole primary beneficiary, so that you do not lose your contract rights during your lifetime.

Joint Owners.  If your contract is non-qualified, joint owners can own the contract. The contract cannot be owned jointly by an individual and a non-natural person. Unless otherwise indicated in the prospectus, if there are joint owners, we require signatures of both joint owners for transactions.

Non-natural Owners.  When a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) owns a non-qualified contract, the contract will generally not be treated as an annuity for tax purposes. However, if a trust or other entity holds the contract as an agent for a natural person, the contract will be treated as an annuity for tax purposes. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Changing Owners.  We allow you to change an owner if your contract is non-qualified or a custodial IRA. An ownership change may be a taxable event. To change the owner, submit a written request, in good order, to our Annuity Service Center. The change will take effect as of the date you sign the written request. We will not be liable for any payment made or action taken before we record the change.

Ownership Rights at Time of Application.  At the time of application, subject to certain restrictions, you have the right to elect or designate the following:

•	an owner and joint owner;

•	an annuitant and, if applicable, a joint annuitant;

•	a payee, or up to four payees, to whom we will make annuity payments;

•	the frequency of payments, the annuity option, the assumed investment rate and the annuity payment start date;

•	a beneficiary or beneficiaries;

•	what portion of your purchase payment will be used to purchase fixed annuity payments and what portion will purchase variable annuity payments;

•	the initial allocation among investment choices; and

•	any optional features we may make available.

Ownership Rights between Date of Contract Issue and First Annuity Payment Date.  Between the date of contract issue and the first annuity payment date, subject to certain restrictions, you have the right to:

•	cancel the contract during the free look period;

•	change beneficiaries;

The Company/Contract Roles

•	change payees;

•	change owners;

•	change allocations among investment choices;

•	elect or cancel the Automatic Rebalancing Program (you cannot revoke this if you have a current election of Payment Protector).

Ownership Rights Between the First Annuity Payment Date and Prior to Death of the Annuitants.  Between the first annuity payment date and prior to death of the annuitants, subject to certain restrictions, you have the right to:

•	change the beneficiaries;

•	change payees;

•	change the owners;

•	change allocations among investment choices;

•	make a partial or full withdrawal if the elected annuity option allows, and subject to certain restrictions;

•	revoke election of Payment Protector but only on the fifth contract anniversary or on any subsequent anniversary;

•	elect or cancel the Automatic Rebalancing Program (you cannot revoke this if you have a current election of Payment Protector).

Ownership Rights Upon Death.  A beneficiary who assumes ownership rights after death of the owners and/or the annuitants, has restricted rights under the contract. See “Death Provisions.”

Annuitant and Joint Annuitant

You will designate an annuitant when you purchase the contract. If you elect an annuity option for two annuitants, you will designate an annuitant and a joint annuitant. The age and gender of the annuitant and joint annuitant will be considered when we value your annuity payments, as permitted by law. You designate the annuitant and any joint annuitant at the time of application and you may not change the designations once we issue your contract except as we describe under “Death Provisions – Death Before the First Annuity Payment Date.” The annuitant and joint annuitant roles have no rights under the contract. If your contract is qualified, you, the owner, must be the annuitant (unless the contract is a custodial IRA). The Tax Code may impose additional restrictions on who can be designated an annuitant and if more than one annuitant is permitted.

Generally, you will want to designate yourself as the annuitant or sole primary beneficiary, so that you do not lose your contract rights during your lifetime.

In this prospectus, the plural term “annuitants” will mean “annuitant and joint annuitant, if any.”

Beneficiary

The beneficiary will assume restricted ownership rights of the contract:

•	upon the death of the owner and joint owner, if any; and/or

•	upon the death of the annuitant and joint annuitant, if any.

After death of the annuitant and joint annuitant, if any, if there are continuing annuity payments, we will stop those payments until the beneficiary designates payee(s). See “Death Provisions.”

You name the beneficiaries at the time of application. You can change the beneficiaries at any time, unless you assign an irrevocable beneficiary. In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. To change the beneficiary, subject to the rights of each irrevocable beneficiary, submit a written request, in good order, to our Annuity Service Center. The change will take effect as of the date you sign the written request. We will not be liable for any payment made or action taken before we record the change. You can designate that one or more beneficiaries be restricted from requesting a lump-sum payment of death proceeds.

If you do not designate a beneficiary, we will designate a beneficiary according to our rules described in “Death Provisions – Default Beneficiaries.” If you have a qualified contract with a joint annuitant, the joint annuitant must be the sole primary beneficiary.

Payee

The payee is the person you designate on the application to receive annuity payments from the contract. Currently, you may designate up to four payees. If you have multiple payees, you may request that each receive a specified dollar amount or percentage of payment. To change payees and/or the dollar amounts or percentages paid to payees, submit a written request, in good order, to our Annuity Service Center. The change will take

Contract Roles

effect as of the date you sign the written request. We will not be liable for any payment made or action taken before we record the change. If you designate payees other than yourself, there may be tax consequences. The payee role has no rights under the contract.

Purchasing a Contract

How to purchase the contract.  You may purchase the contract by submitting your purchase payment and the required application forms to your registered representative or to our Annuity Service Center:

First Class Mail

MassMutual Financial Group

Annuity Service Center Hub

P.O. Box 9067

Springfield, MA 01102-9067

Overnight Mail

MassMutual Financial Group

ASC Hub – L058

1295 State St.

Springfield, MA 01111

We have the right to reject any application or purchase payment.

Required purchase payment amount.  To purchase a contract you must make one payment of at least $10,000. After your initial payment, no additional purchase payments may be made.

The maximum purchase payment amount we accept without our prior approval is based on the age of the oldest annuitant on the contract issue date:

•	$1,500,000 if the oldest annuitant is age 75 or under;

•	$500,000 if the owner is non-natural or if the oldest annuitant is age 76 or over.

Multiple Transfers or Rollovers.  If your initial purchase payment includes multiple transfers or rollovers we will proceed as follows:

We will treat transfer/rollover payments received within 60 calendar days from our receipt of the first payment as a single purchase payment. Subject to our procedures described under “Purchasing a Contract – Allocation of Purchase Payment,” we will apply the single purchase payment to the contract upon the earlier of:

(a)	our receipt of all transfer/rollover payments; or

(b)	60 calendar days from our receipt of the 1st payment.

For the time between our receipt of the payment and the contract issue date:

(1)	any portion of the purchase payment you allocated to the general account will not receive a credit; and

(2)	any portion of the purchase payment allocated to a sub-account will not receive a credit nor will it receive any sub-account performance.

If the minimum purchase payment amount is not satisfied within 60 calendar days from our receipt of the first payment, the purchase payment(s) will be returned and we will not issue you a contract. If, on the 60th calendar day since our receipt of the first payment, the amount received to date meets the minimum purchase payment requirement, we will issue your contract with the amount received to date regardless of the fact that the entire amount of the anticipated single purchase payment has not been received by us. If you would prefer we open separate contracts at the time each transfer/rollover is received, you must submit a separate application for each.

Age Requirements.  If you are requesting a lifetime annuity option, the annuitants must be between the ages of 18 and 90 when we issue the contract. If you request a non-lifetime annuity option, then the annuitant must not be older than 100 when we issue the contract. We define age in “Overview.”

Allocation of Purchase Payment.  When you purchase your contract, you elect your investment choices among those we currently offer. You may not allocate more than 70% of your purchase payment to the general account. After your first contract year you may make transfers into the general account. If you elect Payment Protector and/or the Asset Allocation Program there are additional allocation restrictions. See “MassMutual Payment ProtectorSM” and “Transfers and Transfer Programs – Asset Allocation Program.”

Once we receive your purchase payment and the necessary information in good order at our

Contract Roles/Purchasing a Contract

Annuity Service Center, we will issue your contract and apply your purchase payment to the contract within two business days. If we do not have the information required to issue your contract, we will contact you. When we receive all of the necessary information, we will then apply your purchase payment within two business days. If for some reason we are unable to complete this process within five business days, we will either issue a refund or obtain your permission to keep your purchase payment until we obtain all of the necessary information. We have the right to reject any application or purchase payment. We reserve the right to allocate your purchase payment to the MML Money Market Fund until the end of the right to cancel period.

Purchasing Two or More Contracts.  If you purchase two or more of the RetireEase Select contracts, subject to certain restrictions, you may request that we combine certain administrative services such as statements and payments.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•	if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a

Purchasing a Contract/Replacement of Life Insurance or Annuities/Suitability

non-natural person owns a variable annuity contract.

•

if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•

if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•

if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•

if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a surrender charge. Within seven days after we receive the contract back from you, we will refund the purchase payment amount allocated to the general account and the value of the purchase payment amount allocated to the separate account, reduced by any amounts withdrawn or annuity payments made. If you purchase this contract as an IRA or if your state requires it, we will return at least your purchase payment, reduced by any amounts withdrawn or annuity payments made. For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

Suitability/Right to Cancel Your Contract

Annuity Payments

Under the contract provisions, we will make payments to the payee(s) you designate. You may designate up to four payees.

What Affects Annuity Payment Amounts?  When you purchase the contract, some of the factors that may affect the amount of annuity payments include:

•	age of the annuitants;

•	gender of the annuitants;

•	the amount of your purchase payment;

•	the annuity option elected;

•	the number of guaranteed annuity payments elected (if any);

•	whether you elect variable or a combination of fixed and variable annuity payments; and

•	the elected assumed investment rate.

We require you to elect variable annuity payments or a combination of fixed and variable annuity payments during your first contract year. Any time after your first contract year, if you want to only elect fixed payments, you may do so by electing the general account as your only investment choice. Your first contract year is the annual period which begins on the date we issue your contract. Subsequent contract years begin on each anniversary of the date on which we issue your contract.

Variable Annuity Payments.  If you choose variable annuity payments, payment amounts will vary with the investment performance of the funds you elect.

Fixed Annuity Payments.  If you elect fixed annuity payments, payment amounts will not vary (unless you elect Inflation Protector).

Minimum Payment Amounts.  The minimum allowable annuity payment is $100. However, we will allow payments lower than $100 if the payment amount is:

a)	lowered solely due to the market performance of your investment choices;

b)	lowered because we are dividing it for payments to beneficiaries; and/or

c)	lowered when an annuity option with reduced payments to the survivor is elected and the reduced payments to a survivor are in effect.

Payment Dates and Frequencies.  You can choose the date of your first annuity payment. We call that date the annuity date. Your annuity date must be within one year of the date we issue your contract. You will choose the frequency and dates of annuity payments at the time we issue your contract. If you do not elect your first annuity payment date we will assume it is one month after we issue your contract. Once your contract is issued, you cannot change the frequency or date of annuity payments. The following payment frequencies are available: monthly, quarterly, semi-annually, and annually. Unless you elect otherwise, we will make annuity payments monthly. If any annuity payment is less than $100, we may change the frequency of annuity payments.

If the amount of the annuity payment will depend on the age or sex of the annuitants we will not issue your contract without adequate proof of the age and sex of the annuitants.

Assumed Investment Rate (AIR).  If you elect variable annuity payments, you must also elect an AIR of 1%, 3% or 5%. If you elect Payment Protector, you must elect 1%. You elect this rate when we issue your contract and you cannot change it once we issue your contract. Refer to Appendix A for more information on electing an assumed investment rate percentage.

The AIR is the benchmark used to determine variable annuity payment amounts. Payments are based on the “net investment return” relative to the AIR. “Net investment return” is the annualized aggregate investment performance of the sub-accounts in which you are invested after deduction of contract charges and expenses. For example, if the net investment return equals the AIR, the payment amount will stay the same. If the net investment return is higher than the AIR, the payment amount will increase. If the net investment return is lower than the AIR, the payment amount will decrease. The AIR is not a guaranteed rate of return.

If you elect a 5% AIR, the first annuity payment will be higher than if you elected a lower AIR,

Annuity Payments

but subsequent payments will increase only if the net investment return of the sub-accounts you elected is greater than 5% annually. Payment amounts will decline if the net investment return is less than 5%.

If you elect a 3% AIR, the first annuity payment will be lower than if you elected the 5% AIR, but subsequent payments will increase more rapidly and decline more slowly depending upon the net investment return of the sub-accounts you elected. Subsequent payments will increase only if the net investment return of the sub-accounts you elected is greater than 3% annually. Payment amounts will decline if the net investment return is less than 3%.

If you elect a 1% AIR, the first annuity payment will be lower than if you elected the 3% rate or the 5% rate, but subsequent payments will increase more rapidly and decline more slowly depending upon the net investment return of the sub-accounts you elected. Subsequent payments will increase only if the net investment return of the sub-accounts you elected is greater than 1% annually. Payment amounts will decline if the net investment return is less than 1%.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed.

Limitations on Annuity Options.  Annuity options may be subject to state availability. If you purchase this contract as a tax-qualified contract such as a traditional IRA, an inherited IRA or a custodial IRA, the Tax Code may impose restrictions on the types of payment options you may elect.

Annuity Options

(In this table, the term “guaranteed payments” means those payments continuing during the elected guaranteed period.)

Lifetime Annuity Options
1)	Single Life Annuity — No Refund	One Annuitant Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death. Right to Make Withdrawals: No.
2)	Single Life Annuity — Period Certain

One Annuitant

Length of Payment Period:  For a guaranteed period or as long as the annuitant lives, whichever is longer. You elect a guaranteed period (minimum 5 years/maximum 50 years) when we issue your contract. Guaranteed periods of greater than 30 years are subject to our approval.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, they will continue to be paid to the payee(s) designated by the beneficiary.

Right to Make Withdrawals:  Yes. Restrictions apply, see “Withdrawals.”

3)	Joint and Survivor Life Annuity —No Refund

One Annuitant, One Joint Annuitant

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  100% of the payment will continue for as long as the surviving annuitant lives. No payments will continue after the death of both annuitants.

Right to Make Withdrawals:  No.

Annuity Payments

Lifetime Annuity Options
4)	Joint and Survivor Life Annuity —Period Certain

One Annuitant, One Joint Annuitant

Length of Payment Period:  For a guaranteed period or as long as either annuitant lives, whichever is longer. You elect a guaranteed period (minimum 5 years/maximum 50 years) when we issue your contract. Guaranteed periods of greater than 30 years are subject to our approval.

Annuity Payments After Death:  100% of the payment will continue for as long as the surviving annuitant lives. When both annuitants die, if there are remaining guaranteed payments, they will continue to be paid to the payee(s) designated by the beneficiary.

Right to Make Withdrawals:  Yes. Restrictions apply, see “Withdrawals.”

5)	Joint and Survivor Life Annuity —Reducing at Death of either annuitant — No Refund

One Annuitant, One Joint Annuitant

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  A reduced payment will continue for as long as the surviving annuitant lives. You elect at the time of contract issue whether payments will continue at  1/2,  2/3, or  3/4 of the former value. No payments will continue after the death of both annuitants.

Right to Make Withdrawals:  No.

6)	Joint and Survivor Life Annuity —Reducing at Death of either annuitant — Period Certain

One Annuitant, One Joint Annuitant

Length of Payment Period:  For a guaranteed period or as long as the surviving annuitant lives, whichever is longer. You elect a guaranteed period (minimum 5 years/maximum 50 years) when we issue your contract. Guaranteed periods of greater than 30 years are subject to our approval.

Annuity Payments After Death:  100% of the payment will continue for the guaranteed period. When an annuitant dies, any remaining guaranteed payments will continue. When the guaranteed period is ended, a percentage of the payment will continue for as long as the surviving annuitant lives. You elect at the time of contract issue whether payments will continue at  1/2,  2/3, or  3/4 of the former value.

When both annuitants die, any remaining guaranteed payments will continue to be paid to the payee(s) designated by the beneficiary.

Right to Make Withdrawals:  Yes. Restrictions apply, see “Withdrawals.”

Annuity Payments

Lifetime Annuity Options
7)	Joint and Survivor Life Annuity —Reducing at Death of Annuitant — No Refund

One Annuitant, One Joint Annuitant

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  There are different payments after death depending on whether the annuitant or the joint annuitant dies first.

a) If the joint annuitant dies first, then 100% of the payment will continue for as long as the annuitant lives.

b) If the annuitant dies first, then a percentage of the payment will continue for the life of the joint annuitant. You elect the percentage at the time of contract issue. Available percentages are:  1/2,  2/3 or  3/4.

No payments will continue after the death of both annuitants.

Right to Make Withdrawals:  No.

8)	Joint and Survivor Life Annuity — Reducing at Death of Annuitant — Period Certain

One Annuitant, One Joint Annuitant

Length of Payment Period:  For a guaranteed period or as long as either surviving annuitant lives, whichever is longer. You elect a guaranteed period (minimum 5 years/maximum 50 years) when we issue your contract. Guaranteed periods of greater than 30 years are subject to our approval.

Annuity Payments After Death:  When either annuitant dies, 100% of any remaining guaranteed payments will continue. When the guaranteed period is ended, there are different payments after death depending on whether the annuitant or the joint annuitant dies first.

a) If the joint annuitant dies first , then 100% of the payment will continue for as long as the annuitant lives.

b) If the annuitant dies first, then a percentage of the payment will continue for the life of the joint annuitant. You elect at the time of contract issue whether payments will continue at  1/2,  2/3, or  3/4 of the former value.

When both annuitants die, remaining guaranteed payments, if any, will continue to be paid to the payee(s) designated by the beneficiary.

Right to Make Withdrawals:  Yes. Restrictions apply, see “Withdrawals.”

Annuity Payments

Non-Lifetime Annuity Option
9)	Period Certain Only Annuity

One Annuitant

Length of Payment Period:  For a guaranteed period. You elect a guaranteed period (minimum 5 years/maximum 50 years) when we issue your contract. Guaranteed periods of greater than 30 years are subject to our approval.

After your first contract year, once each contract year, you may elect to extend or shorten the guaranteed period subject to certain restrictions detailed following this table.

Annuity Payments After Death:  When the annuitant dies, any remaining guaranteed payments will continue to be paid to the payee(s) designated by the beneficiary.

Right to Make Withdrawals:  Yes. Restrictions apply, see “Withdrawals.”

Change of Guaranteed Period.  If you elected the period certain only annuity option, then after your first contract year, once each contract year, you may elect to extend or shorten the length of your guaranteed payment period by submitting a written request, in good order, to our Annuity Service Center. A beneficiary who becomes owner of the contract can shorten the payment period, but cannot extend the payment period.

If you elect to change the payment period, when we receive your written request, we will re-calculate annuity payment amounts based on the commuted value of the remaining guaranteed payments. Future annuity payment amounts may be lower or higher due to this change. See “Commuted Value.”

Availability is subject to state and federal laws, and is based on the minimum and maximum period certain annuity options and rates we offer at the time of your request.

You may not change the payment period if Payment Protector is in effect. If Budget Protector is in effect, any revised payment period must be expressed in full years.

Your request must be for a payment period that we offer at the time of your request and your election must result in payment amounts that meet our minimum payment requirements.

Annuity Payments

Additional Features

MassMutual Inflation ProtectorSM

What is MassMutual Inflation Protector?  MassMutual Inflation Protector (Inflation Protector) is only applicable if you elect the general account as an investment choice at some time over the life of your contract. Usually, when you elect the general account as an investment choice your fixed annuity payments, those annuity payments attributable to the general account, are equal over the life of your contract. If you elect Inflation Protector, your initial fixed annuity payments will be lower than if you had not elected this feature. However, commencing one year after your first annuity payment date and on each subsequent anniversary, the payments attributable to the general account will increase annually by a percentage you elect: either 1%, 2%, 3% or 4% on a compound basis. You elect this percentage at the time of contract issue and you cannot later change your election. A higher percentage will result in lower initial payments and higher payments in the future.

What is the Charge for Inflation Protector?  There is no charge for this feature.

How to Elect Inflation Protector.  You may only elect this feature at the time your contract is issued. However, the feature will not take effect until you elect the general account as an investment choice and begin receiving a portion or all of your annuity as fixed annuity payments. You may elect this feature and elect variable annuity payments, however, the inflation protector does not apply to the variable annuity payments. This feature does not apply to fixed annuity payments resulting from election of Budget Protector. We will restrict eligibility for this feature as required by the Tax Code.

Can I Cancel Inflation Protector?  Once elected, you cannot cancel this feature.

MassMutual Payment ProtectorSM

What is MassMutual Payment Protector?  If you elect MassMutual Payment Protector (Payment Protector), we guarantee that each of your variable annuity payments will never be less than the guaranteed minimum payment. The guaranteed minimum payment equals 90% of your initial estimated variable annuity payment. If a variable annuity payment falls below the guaranteed amount, we will increase that payment to equal the guaranteed amount.

If you elect the general account as an investment choice, the portion of your fixed annuity payments attributable to those assets will not be used when calculating the guaranteed minimum payment or in determining if a payment equals the guaranteed minimum payment.

Allocation Restrictions.  While you are participating in Payment Protector, you may not make transfers from the general account to the sub-accounts and you may not elect the MML Money Market sub-account as an investment choice. Additionally, while you are participating in Payment Protector we require that you either:

1)	Participate in the Asset Allocation Program (see “Transfers and Transfer Programs – Asset Allocation Program”); or

2)	Maintain your allocations within the parameters set by our Custom Allocation Choice feature.

You may switch between (1) and (2), but while you have an election of Payment Protector you must elect one or the other.

Custom Allocation Choice.  The Custom Allocation Choice feature requires that you elect allocations among investment choices according to certain parameters. This means that we tell you the minimum and maximum that may be allocated to each style of investment choice offered through the contract.

Additional Features

Currently, the Custom Allocation Choice parameters are as follows:

Investment Choice Style	Minimum Allocation	Maximum Allocation
Fixed Income	0%	60%
Asset Allocation/Balanced Funds & Large Cap Value Funds	15%	25%
Large Cap Blend & Growth Funds	15%	25%
International/Global Funds	5%	20%
Small/Mid Cap Blend & Growth Funds	0%	10%
Small/Mid Cap Value Funds	5%	10%
Sector/Specialty A Funds	0%	5%
Sector/Specialty B Funds	0%	5%
You may not allocate more than 25% to any one sub-account.

Important Considerations

•	The Custom Allocation Choice parameters do not guarantee that investment performance will not be volatile or go down in value.

•

Allocation to a single investment choice style may outperform allocation according to the Custom Allocation Choice parameters, so that you would have obtained better returns in a single sub-account or sub-accounts representing a single style.

•	The timing of your investment and the frequency of automatic rebalancing may affect performance.

•	The value of the funds will fluctuate, and when redeemed, may be worth more or less than the original cost.

•

We reserve the right to terminate or change the Custom Allocation Choice parameters at any time. Any such modifications will be filed with the Securities and Exchange Commission and will impact contracts issued on or after the effective date of such filing.

Impact of Transfers on Annuity Payment Amounts.  If you transfer from any of the sub-accounts to the general account, the amount of subsequent variable annuity payments and the guaranteed minimum payment amount will be reduced proportionally. The amount of subsequent fixed annuity payments will be increased as a result of the transfer.

Impact of Withdrawals on Annuity Payment Amounts.  If you make a withdrawal, the amount of subsequent variable annuity payments and the amount of the guaranteed minimum payment amount will be reduced proportionally.

Annuity Payments Reducing Upon Death and Payment Protector.  If you elected an annuity option with payments reducing upon the death of an annuitant and/or joint annuitant, and the contract is in the phase where reduced payments are being made, the guaranteed minimum annuity payment will be reduced by the same percentage.

Cost of Payment Protector.  The charge for Payment Protector is equal on an annual basis to 0.50% of the daily value of your contract assets attributable to the sub-accounts, after fund expenses are deducted. We may increase this charge, but the charge will never exceed 1.25%. The charge will continue for the life of the contract, unless you cancel the feature, in which case the charge will be discontinued as of the first business day the cancellation is effective. You may only cancel this feature on your fifth contract anniversary or on any subsequent anniversary.

How to Elect Payment Protector.  To elect Payment Protector you must:

•	Elect the feature at time of contract issue;

•	Maintain your allocations among investment choices within the parameters of our Custom Allocation Choice feature or the Asset Allocation Program; and

•	Participate in the Automatic Rebalancing Program (see “Transfers and Transfer Programs – Automatic Rebalancing Program”).

You may only elect Payment Protector if at time of contract issue:

•	you elect a period certain only annuity option for at least 15 and no more than 30 years; or

•	you elect a lifetime annuity option with period certain of 30 years or less and the annuitants are under age 80 at time of contract issue; or

•	you elect a lifetime annuity option and the annuitants are under age 80 at time of contract issue.

How to Cancel Payment Protector.  You may cancel Payment Protector on your fifth contract anniversary or on any subsequent anniversary. Your written request, in good order, must be received at our Annuity Service Center

Additional Features

within thirty-one calendar days prior to the contract anniversary upon which the cancellation is to be in effect. Once cancelled, you may not re-elect the feature.

If you cancel Payment Protector, we no longer require that your allocations remain within the parameters of our Custom Allocation Choice feature or the Asset Allocation Program. You may elect to continue or cancel your participation in the Automatic Rebalancing Program and the Asset Allocation Program.

Additional Restrictions.  While this feature is elected, you may not elect Budget Protector.

MassMutual Budget ProtectorSM

What is MassMutual Budget Protector?  Usually, if you elect variable annuity payments, each payment varies based upon fund performance, so you are unsure of the exact next payment amount. MassMutual Budget Protector (Budget Protector) allows you to invest in variable funds through our sub-accounts, but generate a level annuity payment over a 12-month period. For example, if you elect a monthly payment frequency, and Budget Protector calculates the payment to be $100, then the payment will continue to be $100 a month for the twelve-month period.

When we issue your contract we will tell you the estimated level payment for the first twelve-month period. On the anniversary of your first annuity payment and each subsequent anniversary, we will calculate the amount of each level payment to be paid over the next twelve-months based on the performance of your elected sub-accounts.

For your first annuity payment date and on each annuity payment anniversary thereafter, we determine the number of annuity income units necessary to make the level payments for the following year. We then redeem the annuity income units from your elected sub-accounts and transfer them to the general account. We generate your annuity payments based on the transferred amount and on the interest rate we credit through the general account. The rate credited may vary from the rate offered if you were to elect the general account as an investment choice and you did not elect Budget Protector.

The payment amounts in any one twelve-month period may be greater than or less than the payment amounts in the prior twelve-month period due to the investment performance of the sub-accounts you elect.

If you elect a combination of fixed and variable annuity payments, this feature only applies to the variable portion of the payments.

Transfers and Withdrawals.  Transfers among and partial withdrawals from the investment choices will not impact the amount of payments during a current twelve-month period, but will be reflected when we calculate the payments for the subsequent twelve-month period.

If you make a full withdrawal, the withdrawal amount will be comprised of the remaining current twelve-month period annuity payments and the commuted value of remaining guaranteed payments beyond that twelve-month period.

Change of Guaranteed Period.  If your contract permits you to change your guaranteed period, and you do so, the action will not impact the dollar amount of payments during the current twelve-month period, but will be reflected when we calculate the payments for the subsequent twelve-month period. See “Annuity Payments – Change of Guaranteed Period.”

Annuity Payments Reducing Upon Death and Budget Protector.  You may have elected an annuity option with payments reducing by a certain percentage upon the death of an annuitant and/or joint annuitant. If you did, then upon the applicable death, the remaining payments during that current twelve-month period and for subsequent twelve-month periods will be reduced by the percentage you elected.

What is the Charge for Budget Protector?  There is no charge for this feature.

How to Elect Budget Protector.  To elect Budget Protector you must:

•	elect the feature at time of contract issue; and

•	if you elect a period certain only annuity option, you must elect annuity payments for a guaranteed period in full years.

Can I Cancel Budget Protector?  Once elected, this feature cannot be cancelled, except upon death of the annuitant and joint annuitant, if any. In this case, the beneficiaries will have the option of canceling Budget Protector. If there is a single beneficiary who cancels this feature, cancellation will not take effect until the anniversary of your

Additional Features

first annuity payment. If there are multiple beneficiaries and they all choose to cancel this feature, cancellation will occur immediately. If there are multiple beneficiaries, and any beneficiary chooses to retain the Budget Protector, the remaining guaranteed period left on the contract will be rounded down to the nearest whole year and we will adjust annuity payment amounts accordingly.

We reserve the right to cancel this feature for all contract owners, without discrimination, at any time. If we do so, your level payments will continue to be made until the next anniversary of your first annuity payment date.

Additional Restrictions.  While this feature is elected, you may not elect Payment Protector.

Investment Choices

You have a number of investment choices in this contract. These investment choices currently include a general account as well as a number of funds offered through our separate account sub-accounts.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (the separate account) as a separate account under Massachusetts law on July 9, 1997. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

Additional Features/Investment Choices

The Funds

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.
AIM V.I. Global Health Care Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies.
AIM V.I. Technology Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.
ING Variable Products Trust
ING VP Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	The portfolio seeks total return. Under normal market conditions, the portfolio invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies.
MML Series Investment Fund
MML Asset Allocation Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Seeks to provide high total return consistent with preservation of capital over the long-term.
MML Blue Chip Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks long-term capital growth by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Concentrated Growth Fund (Class I)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of companies that the fund’s sub-adviser believes offer above-average growth potential and trade at a significant discount to the sub-adviser’s assessment of their intrinsic value.
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: Delaware Management Company and Insight Capital Research & Management, L.P.	Seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies - generally in industry segments experiencing rapid growth, and often including technology and technology-related concerns.
MML Equity Income Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks dividend income and long-term capital growth by investing in the common stocks of established companies.
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].
MML Foreign Fund	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	Seeks long-term capital growth by normally investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in the emerging markets.
MML Global Fund (Class I)	Adviser: MassMutual Sub-Adviser: Neuberger Berman Management, Inc.	Seeks long-term capital appreciation by mainly investing in the securities of U.S. and foreign companies, including companies in developed and emerging industrialized markets.
MML Growth & Income Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Seeks capital appreciation and income by normally investing at least 80% of its net assets in equity securities and equity-related securities, including convertible securities, preferred stocks, options and warrants, of companies domiciled in the United States with market capitalizations greater than $1 billion at the time of purchase.
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC	Seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the fund’s sub-adviser believes offer prospects for long-term growth.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Income & Growth Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Seeks growth of capital by investing in common stocks of companies which the fund’s sub-adviser believes offer prospects for capital growth. Income is a secondary objective.
MML Large Cap Growth Fund	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Seeks long-term capital appreciation by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of companies which the fund’s sub-adviser believes offer prospects for long-term growth and which, at the time of purchase, have market capitalizations of at least approximately $10 billion.
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income by selecting businesses that possess characteristics that the fund’s sub-adviser believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages.
MML Mid Cap Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation by normally investing at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the fund’s sub-adviser expects to grow at a faster rate than the average company.
MML Mid Cap Value Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Seeks long-term capital growth by investing in common stocks of companies which the fund’s sub-adviser believes offer prospects for long-term capital growth. Income is a secondary objective.
MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the 100 largest publicly traded over-the-counter common stocks.
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies which the managers believe offer potential for long-term growth.
MML Small Cap Index Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor’s SmallCap 600 Index[2].

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Small Cap Value Fund	Adviser: MassMutual Sub-Adviser: Goldman Sachs Asset Management, L.P.	Seeks long-term total return by normally investing at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.
MML Series Investment Fund II
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to out-perform the total return performance of its benchmark index, the S&P 500® Index[1], while maintaining risk characteristics similar to those of the benchmark.
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by normally investing at least 80% of its net assets in investment grade fixed income debt securities.
MML Money Market Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days.
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.
Oppenheimer MidCap Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
PIMCO Variable Insurance Trust Series
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Advisor: Pacific Investment Management Company LLC Sub-Advisor: N/A	Seeks maximum real return consistent with prudent investment management. The portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The portfolio may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The portfolio invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.
2	The S&P SmallCap 600 Index is the Standard & Poor’s Composite Index of 600 stocks, an unmanaged index of common stocks of small U.S. companies from a broad range of industries. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P SmallCap 600 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses to you. You may also contact our Annuity Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

Compensation We Receive From Funds and Advisers

Compensation We Receive From Advisers.  We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this contract and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable contracts”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.30%. Some advisers pay us more than others; some advisers do not pay us any such compensation. This compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid out of the funds’ assets. For a list of the funds whose advisers currently pay such compensation, visit massmutual.com/compensation or call our Annuity Service Center at the number shown on page 1 of this prospectus. In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Table of Fees and Expenses – Annual Fund Operating Expenses.” An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General.  The compensation (as described above) that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract. Additionally, when electing the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The General Account

Purchase payments allocated to the general account and transfers to the general account become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the general account. Disclosures regarding the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

You do not participate in the investment performance of the assets in the general account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Investment Choices

Transfers and Transfer Programs

You may make transfers among the investment choices, subject to the restrictions below. We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers into the General Account.  After your first contract year, you may transfer into the general account from any of the sub-accounts.

Transfers out of the General Account.  You may make one transfer per contract year out of the general account into any of the sub-accounts. However no transfers can be made from the general account to the MML Money Market Fund. If you are participating in Payment Protector, you may not make transfers out of the general account. Transfers out of the general account are done on a first-in, first-out basis. In other words, amounts attributed to the earliest allocation to the general account are transferred first, then amounts attributed to the next oldest allocation are transferred, and so on.

Transfer Requests.  You may make transfers by submitting a written request, in good order, to our Annuity Service Center. You must clearly indicate the amount and investment choices from and to which you wish to transfer.

Transfer effective date.  Your transfer is effective on the business day we receive your request, in good order, at our Annuity Service Center. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfer Fee.  You may make twelve free transfers every contract year. If you make additional transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer. Currently, any transfers made as part of the Automatic Rebalancing Program and any transfers from the general account to a sub-account, are not subject to the assessment of a transfer fee, and therefore, do not count toward your twelve free transfers every contract year. We will treat multiple transfers effective on the same business day as one transfer for the purpose of assessing a transfer fee. We deduct the transfer fee at time of transfer from the value of the annuity units being transferred.

Impact of Transfers on Annuity Payments. Transfers between sub-accounts will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made. The result is that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units within the current investment choices.

The amount transferred from a sub-account into the general account will be based on the commuted value of the payments being transferred from that sub-account. See “Commuted Value.” We will first calculate the value of the annuity units being transferred out of the sub-account. That value will then be used to purchase fixed annuity payments. The value of the fixed annuity payments will be based on the annuity option in effect, the age and gender of the annuitant and joint annuitant, if any, and the current annuity purchase rates in effect at the time of the transfer.

The amount transferred from the general account into any sub-account(s) will be based on the commuted value of the future payments being transferred from the general account, see “Commuted Value.” The amount transferred to the sub-accounts will be used to purchase annuity units of the sub-account(s) to which the transfer is made. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

Transfers and Elective Features.  There may be additional transfer impacts and restrictions if you elected any of the following: Automatic Rebalancing Program, Budget Protector, Payment Protector, and Inflation Protector. See those prospectus sections for additional detail.

Automatic Rebalancing Program

Over time, the performance of each sub-account may cause your allocation to shift from your original allocation. If you elect the Automatic

Transfers and Transfer Programs

Rebalancing Program you will request that we periodically transfer among sub-accounts to reflect your desired allocations. You may cancel or elect the program at any time. For more detail regarding participation in this program, contact your registered representative or our Annuity Service Center.

If you elect Payment Protector, you must participate in the Automatic Rebalancing Program and you may not cancel your participation unless you first cancel your election of Payment Protector. For additional detail see “MassMutual Payment ProtectorSM.”

Asset Allocation Program

What is the Asset Allocation Program (AAP)?  If you participate in the AAP, you choose one of several asset allocation models. We will follow the guidelines of your elected asset allocation model when allocating among investment choices available through the contract. The asset allocation model you elect will determine your investment choices and how much is allocated to each investment choice. If you elect the AAP you must participate in the Automatic Rebalancing Program, allowing us to periodically rebalance your allocations so they continue to follow your elected asset allocation model strategy. See “Transfers and Transfer Programs – Automatic Rebalancing Program.”

Electing an Asset Allocation Model.   You can elect to participate in the AAP at any time. You should consult with your registered representative to assist you in determining which asset allocation model in the program is best suited to your financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change asset allocation models.

Transfer Limitations.  While participating in the AAP you may make a transfer by changing asset allocation models. If you do submit a transfer request other than a request to change your asset allocation model, we will terminate your participation in the AAP and notify you of the termination. There are two exceptions to this: 1) If you transfer from or to the general account, we will not cancel the AAP; and 2) If you are participating in Payment Protector, we will not terminate your participation in the AAP. Instead, we will notify you of the transfer choices available with Payment Protector: a) you may change asset allocation models; b) you may cancel the AAP by electing the Custom Allocation Choice feature and make transfers within the parameters of that feature; or c) you may cancel Payment Protector (restrictions apply) and the AAP and request a transfer outside of the AAP models. See “MassMutual Payment ProtectorSM” for additional detail.

Electing a Different Asset Allocation Model.  At any time, you may change your asset allocation model to any of the available asset allocation models by contacting our Annuity Service Center.

Canceling Participation in AAP.  You can cancel your participation in the AAP at any time by contacting our Annuity Service Center. You can re-elect participation in the AAP at any time.

Important Considerations

•	There is no assurance that an asset allocation model will not lose money or that investment results will not experience some volatility.

•	Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the asset allocation models are built.

•	Allocation to a single asset class may outperform an asset allocation model, so that you would have obtained better returns in a single fund or funds representing a single asset class than in an asset allocation model. Asset allocation model performance is dependent upon the performance of the funds in the model.

•	We have the right to terminate or change the AAP at any time.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

Transfers and Transfer Programs

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the contract, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Transfers and Transfer Programs

Withdrawals

Income taxes, tax penalties, a surrender charge and certain restrictions may apply to any withdrawal you make.

If you elect an annuity option without a period certain, you cannot make any withdrawals.

Right to Make Partial Withdrawals.  Subject to the limitations described in this prospectus, you have the right to make partial withdrawals (also called partial surrenders) of remaining guaranteed payments if you elected an annuity option with a period certain.

Right to Make Full Withdrawals.  Subject to the limitations described in this prospectus, you have the right to make a full withdrawal (also called full surrenders) of remaining guaranteed payments if you elected a period certain only annuity option.

Limits on Number of Withdrawals.  If you elected a period certain only annuity option you may make one withdrawal each contract year. If you elected a lifetime annuity option with period certain you may not make a withdrawal during your first contract year. However, you may make one withdrawal each subsequent contract year.

Amount Available to Withdraw.  The amount available for withdrawal is based on the commuted value of any remaining guaranteed payments. See “Commuted Value.” Additionally, we limit the amount available for a partial withdrawal, so that each remaining guaranteed payment is a minimum amount of $100. In some states there are restrictions on receiving a lump-sum payment of remaining fixed guaranteed payments.

Deduction of Withdrawals.  Any request for a withdrawal will be taken proportionally from your elected sub-accounts on the business day we receive your request in good order. If we cannot satisfy the entire withdrawal request from your elected sub-accounts and you have elected the general account as an investment choice, then the remaining portion will be taken from the general account, as applicable. Withdrawals out of the general account are done on a first-in, first-out basis. In other words, amounts attributed to the earliest allocation to the general account are withdrawn first, then amounts attributed to the next oldest allocation are withdrawn, and so on.

Minimum Partial Withdrawal Amounts.  Your partial withdrawal must be at least $5,000.

Withdrawal Requests.  To request a withdrawal, submit our fully completed partial surrender or surrender form in good order to our Annuity Service Center.

Withdrawal Effective Date.  Your withdrawal is effective on the business day we receive, at our Annuity Service Center, our partial surrender or surrender form, in good order, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day.

Delivery of Withdrawal Amount.  Withdrawals will be sent to the payee(s) you designate. We will pay any withdrawal amount within 7 calendar days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Withdrawal Charge.  Withdrawals may be subject to a surrender charge. We will deduct any applicable surrender charge from the amount you withdraw. See “Expenses – Surrender Charge for Partial and Full Withdrawals.”

Impact of Withdrawals on Annuity Payments.  The amount available for you to withdraw is the commuted value of the remaining guaranteed annuity payments. Once a portion of the commuted value is withdrawn, the remaining guaranteed annuity payments will be reduced proportionally. If you elected a lifetime annuity option with period certain, withdrawals will affect remaining guaranteed payment amounts, but will not affect payments after the guaranteed period continuing for life. See “Commuted Value.”

Withdrawals and Elected Features.  There may be additional withdrawal impacts and restrictions if you elected any of the following: Budget Protector, Payment Protector, and Inflation Protector. See those prospectus sections for additional detail.

Withdrawals

Death Provisions

The following is a discussion of how contract rights and annuity payments are impacted by the death of the contract owner(s), the annuitant and/or the joint annuitant.

Death Before the First Annuity Payment Date

Death of Owner.  If an owner who is not an annuitant or joint annuitant dies, the surviving owner, if any, retains ownership of the contract unless you designate otherwise. If there is no surviving owner, the beneficiary assumes ownership rights. We will pay any annuity payments to the payee(s) we have on record. The new owner may change the payee(s) on record.

Death of Annuitant.  If the Annuitant dies and:

1)	if there is a surviving joint annuitant, the annuity payments will be adjusted so that they equal what would have been paid under a single life annuity option; or

2)	If there is no surviving joint annuitant, the owner (or beneficiary if the owners are deceased) may elect by written request to receive:

a)	a refund of the purchase payment amount allocated to the general account and the value of the purchase payment amount allocated to the separate account; or

b)	the guaranteed annuity payments, if any, as specified in the elected annuity option.

Death on or after the First Annuity Payment Date

Death of Annuitant.  If the Annuitant dies and:

(1)	if there is a surviving joint annuitant, we will pay the remaining annuity payments, if any, to the payee(s) we have on record; or

(2)	if there is no surviving joint annuitant, remaining guaranteed annuity payments, if any, will stop until we receive instructions from the beneficiary(ies).

The beneficiary may elect to receive a lump-sum payment of the commuted value of remaining guaranteed annuity payments. A beneficiary’s right to request the commuted value may have been restricted by the owner. Additionally, in some states there are restrictions on receiving a lump-sum payment of remaining fixed guaranteed payments. If a beneficiary continues the annuity payments and later requests payment of the commuted value of remaining guaranteed annuity payments, a surrender charge may apply. See “Expenses – Surrender Charge for Partial or Full Withdrawals” and “Commuted Value.”

If upon the death of the annuitant and joint annuitant, if any, one or more of the beneficiaries is deceased and the payment allocation is in equal shares, we will evenly divide the deceased beneficiary’s allocation for distribution to the remaining beneficiaries. If the percentage allocation is unequal (example: 50%, 30%, 20%), we will divide proportionally the deceased beneficiary’s percentage for distribution to the remaining beneficiaries.

Upon the death of the annuitant and joint annuitant, if any, the owner loses all contract rights and the primary beneficiary or beneficiaries assume ownership rights. If there is more than one beneficiary, the beneficiaries will assume ownership rights of the contract in proportion to the beneficiary allocations designated. If no beneficiary allocations are designated, the beneficiaries will assume ownership in equal proportions. Written consent of all owners may be required to exercise any contract rights. We may at our discretion give separate ownership rights to each beneficiary.

Death of Owner.  While the annuitants are alive, upon the death of an owner, the surviving owner, if any, retains ownership of the contract unless you designate otherwise. Upon the death of the owner and joint owner, if any, the primary beneficiary or beneficiaries assume ownership rights. If there are multiple beneficiaries, they will assume ownership rights of the contract in equal proportions, regardless of any beneficiary allocations designated. However, for tax reporting purposes, we will report to each beneficiary in proportion to their designated allocations. Written consent of all beneficiaries may be required to exercise any contract rights. We may at our discretion give separate ownership rights to each beneficiary.

Death Provisions

Beneficiary Rights

A beneficiary who assumes ownership rights has the right to:

1)	designate a payee, or payees to whom we will make annuity payments;

2)	change allocations among investment choices;

3)	make a partial or full withdrawal, subject to certain restrictions (see “Withdrawals”);

4)	revoke election of Payment Protector (only on the fifth contract anniversary or any subsequent anniversary);

5)	revoke election of Budget Protector (only upon death of the annuitant and joint annuitant, if any);

6)	elect or revoke the Automatic Rebalancing Program (unless Payment Protector is in effect);

7)	designate a beneficiary or beneficiaries (beneficiaries assume ownership rights upon death of annuitants or the beneficiary with ownership rights); and

8)	change the owners (the Tax Code may restrict the right to change owners).

Processing Payments After Death

We will determine the death proceeds, if any, and commence payment as of the date we receive both due proof of death and an election of the payment method. Due proof of death will be one of the following:

1.	a certified death certificate; or

2.	a certified decree of a court of competent jurisdiction as to the finding of death; or

3.	any other proof satisfactory to us.

We may adjust the annuity payment period or require a beneficiary request a lump-sum payment if we are required to make the adjustment in order to comply with the Tax Code, in particular, sections 72(s) and 401(a)(9).

Default Beneficiaries

Unless you designated specific beneficiary allocations, beneficiary rights to any payment upon death will be in equal shares to the survivor(s) as follows:

1.	to the joint owner (default primary beneficiary); or if there is none,

2.	to the primary beneficiary(ies) who survive(s) your death and/or the annuitant’s death, as applicable; or if there are none

3.	to the contingent beneficiary(ies) who survive(s) your death and/or the annuitant’s death, as applicable; or if there are none

4.	to you, if the contract is owned by a non-natural person, or to your estate.

Death Provisions

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Separate Account Charges

Each business day we deduct certain charges from the assets of the separate account. We do this as part of our calculation of the value of the annuity units. There are three types of separate account charges: (1) the mortality and expense risk charge (2) the administrative charge and (3) charges for Payment Protector, if elected.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.10% of the daily value of the assets invested in each sub-account, after fund expenses are deducted. We may increase this charge, but it will never exceed 1.70%. This charge is for:

•

the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments regardless of how long the annuitant and joint annuitant, if any, live and the guarantee of rates used to determine your annuity payments;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each sub-account, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We may increase this charge, but it will never exceed 0.25%.

Charges for Additional Features

Payment Protector Charge.  If you elect Payment Protector, we will assess a charge. This charge is equal, on an annual basis, to 0.50% of the daily value of the assets invested in each sub-account, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. If you elect to discontinue the benefit, the charge will be discontinued on the next contract anniversary date after we receive our fully completed form, in good order, at our Annuity Service Center.

Annual Contract Maintenance Charge

Currently, we do not deduct an annual contract maintenance charge. However, we reserve the right to deduct an amount not to exceed $60 from your contract at the end of each contract year, should it become necessary for us to seek reimbursement for expenses relating to the maintenance of the contract.

Surrender Charge for Partial or Full Withdrawals

You may have the right to make withdrawals from the contract (see “Withdrawals”). If you make a partial or full withdrawal we may deduct a surrender charge from the amount you withdraw. We use this charge to cover certain expenses among which are those relating to the sale of the contract. The amount of the charge depends on the amount you withdraw and the length of time between when we issued your contract and when you make a withdrawal.

Expenses

The surrender charge is assessed as follows:

Contract year when withdrawal is made:	1	2	3	4	5	6	7	8	9	10 or later

Percentage of amount withdrawn:	8%*	8%	7%	6%	5%	4%	3%	2%	1%	0%

* Withdrawals in the first year are not permitted for certain annuity options. See “Withdrawals.”

Death Provisions and Surrender Charge

Proceeds paid upon death are not subject to a surrender charge unless there are continuing annuity payments from the contract and at a later date, subject to contract rules, a partial or full withdrawal of remaining guaranteed payments is requested. We will then assess a surrender charge on the withdrawal. If a surrender charge is applied in this situation, the surrender charge schedule will be the one that commenced at the original contract issue date, prior to the beneficiary becoming owner.

Exchanged Contracts and Surrender Charge

A reduced surrender charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or our Annuity Service Center.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes. We will deduct these taxes from your purchase payment. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

You can make twelve free transfers every contract year without charge. If you make additional transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer. Currently, any transfers made as part of the Automatic Rebalancing Program and any transfers from the general account to a sub-account, are not subject to the assessment of a transfer fee, and therefore, do not count toward your twelve free transfers every contract year. We will treat multiple transfers effective on the same business day as one transfer. We will deduct any transfer fee at the time of the transfer from the value of the annuity units being transferred.

Income Taxes and Withholding

We will make any deductions for withholding taxes that are required by law. If we incur any income taxes due to the operation of the separate account, we will deduct them from the contract. At the present time, the separate account does not incur any income tax liability.

Fund Expenses

When our separate account sub-accounts purchase shares of their underlying fund, the shares are purchased at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. Therefore, fund expenses are reflected in the value of each sub-account. One or more of the funds available as an investment choice may pay us a distribution fee out of its assets. This fee is called a “12b-1” fee and along with the routine fees and expenses, it will be reflected in the value of a sub-account invested in a fund with a 12b-1 fee. Please refer to the fund prospectuses for more information regarding these expenses.

Expenses

Commuted Value

Calculating the Commuted Value of Remaining Payments

If you request a withdrawal of remaining guaranteed payments, if you make a transfer between a variable and fixed investment choice, if you request a change in the guaranteed period of the period certain only annuity option or if we make a payment upon death, we will utilize the “commuted value” when making those transactions. The commuted value for withdrawals, change of guaranteed period and payments upon death will only reflect the present value of remaining guaranteed payments. The commuted value for transfers will also reflect the present value of any payments which continue for life after the guaranteed period. Transfers and withdrawals may also be subject to a deduction for fees (see “Expenses – Surrender Charge for Partial or Full Withdrawals” and “Expenses –  Transfer Fee.”)

For Variable Annuity Payments

We determine the commuted value of variable annuity payments by using the assumed investment rate (AIR) you elect for your contract (i.e., 1%, 3% or 5%).

Payments for a Guaranteed Period.  For variable annuity payments that continue for a guaranteed period, we determine the commuted value by using the AIR as of the date of the transfer, withdrawal or change of guaranteed period.

Payments for Life.  For variable annuity payments that continue for life after the guaranteed period, we determine the commuted value by using current attained age mortality and the AIR as of the date of the transfer.

For Fixed Annuity Payments

Payments for a Guaranteed Period.  For fixed annuity payments that continue for a guaranteed period, we determine the commuted value by using the adjusted contract rate calculated as of the date of the transfer, withdrawal or change of guaranteed period. We calculate the adjusted contract rate as follows:

Adjusted Contract Rate = Contract

Rate + A – B.

Contract Rate: the Contract Rate is an interest rate we establish on the day we issue your contract.

A = the withdrawal yield

We determine the withdrawal yield as follows: “A” is the yield on the Constant Maturity Treasury Note as of the date we calculate the present value. The duration of that note will be equal to the number of years from the date of the calculation until the final guaranteed payment is due, divided by 2. Any resulting fraction (in years) will be rounded up to the next whole number.

B = the issue yield

We determine the issue yield as follows: “B” is the yield on the Constant Maturity

Treasury Note as of the later of the date the allocation was made to the general account or the date of the most recent period certain annuity option change. The duration of that note will be equal to the number of years from the later of the date the amount was applied to the general account or the date of the most recent period certain annuity option change, until the final payment is due, divided by 2. Any resulting fraction (in years) will be rounded up to the next whole number.

Payments for Life.  For fixed annuity payments that continue for life after the guaranteed period, we determine the present value by using the current attained age mortality and by using the adjusted contract rate we calculate as of the date of the transfer:

Adjusted Contract Rate = Contract

Rate + C – D.

Contract Rate: The Contract Rate is an interest rate we establish on the day we issue your contract.

Commuted Value

C = Withdrawal Yield

We determine the withdrawal yield as follows: “C” is the yield on the Constant Maturity Treasury Note as of the date we calculate the present value. The duration of that note will be equal to the number of years of expected future lifetime of the annuitants using current attained age mortality, divided by 2. Any resulting fraction will be rounded up to the next whole number.

D = Issue Yield

We determine the issue yield as follows: “D” is the yield on the Constant Maturity Treasury Note as of the later of the date the allocation was applied to the general account or the date of the most recent period certain annuity option change. The duration of that note will be equal to the number of years of expected future lifetime of the annuitants from the later of the date the amount was applied to the general account or the date of the most recent period certain annuity option change, until the final payment is due, divided by 2. Any resulting fraction will be rounded up to the next whole number.

Constant Maturity Treasury Note Yields.   Constant Maturity Treasury Note yields are published in the daily H.15 updates by the Federal Reserve Statistical Releases. If a yield is not available for the applicable duration, rates will be interpolated. If the Constant Maturity Treasury Note yields are no longer available, we will use a substantially similar alternative.

Commuted Value

Calculating Variable Annuity Payments

If you elect variable annuity payments, those payments will fluctuate based on the investment performance of the sub-accounts you elect as investment choices.

Amount of Variable Annuity Payments.  We determine the value of the next variable annuity payment based on the number of annuity units credited to your annuity option and the value of those units as of five calendar days prior to the scheduled annuity payment date.

Variable Annuity Units.  We use annuity units to account for all amounts allocated to or withdrawn from the sub-accounts. When we receive the necessary information to process a transaction, we determine the number of annuity units by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one annuity unit of the sub-account as of the end of the business day during which the request for the transaction is received in good order at our Annuity Service Center.

When you purchase the contract, the number of annuity units is determined as follows:

•	The amount of your purchase payment applied to a sub-account; multiplied by

•	Your annuity purchase rate; divided by

•	The value of one annuity unit in that sub-account on the date we issue your contract.

The annuity purchase rate is determined based on the annuity option and assumed investment rate chosen at the time we issue your contract.

Variable Annuity Unit Value.  At the inception date of a sub-account, we arbitrarily set the annuity unit value at $10. At the end of each subsequent business day we calculate the annuity unit value for each sub-account as follows:

1)	The net investment factor for the current valuation period is multiplied by the value of the annuity unit for the sub-account for the immediately preceding valuation period.

2)	The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding valuation date.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is	(i) the net asset value per share of the underlying fund of the sub-account for the current valuation period; plus

(ii) any dividend per share declared on behalf of the underlying fund that has an ex-dividend date within the current valuation period; less

(iii) the cumulative charge or credit for taxes reserved which we determine is a result from the operation or maintenance of the sub-account.

B is	the net asset value per share of the underlying fund of the sub-account for the immediately preceding valuation period.

C is	the cumulative unpaid charge for the separate account annual expenses applicable to your contract.

See “Appendix A – Annuity Payment Examples” for additional information.

Calculating Variable Annuity Payments

Federal Taxes

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. This information is not written or intended as specific tax advice and may not be relied on for purposes of avoiding any federal tax penalties. You are encouraged to consult your own tax adviser about your own circumstances.

Taxation of the Company

MassMutual is taxed as a life insurance company under the Internal Revenue Code (Code). For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Annuities In General

Annuity contracts are a means of both setting aside money for future needs – usually retirement- and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the Code for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets

For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate account to another but cannot direct the investments each underlying fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether a contract owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Section 1035 Tax Free Exchanges

Section 1035 of the Code provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax-free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance that the partial exchange of an annuity contract for another annuity contract will be tax-free. However, the IRS has reserved the right to review these transactions when distributions take place from either contract within two years after the exchange. In the event that the transaction is determined to be abusive, the IRS may treat the contracts as one contract for purposes of determining gain. It is unclear whether a partial exchange into an immediate annuity would be considered abusive. At the current time, we accept the exchange of an annuity contract into an immediate annuity contract, but we are not responsible for how another insurer tax reports the transaction or how the IRS ultimately

Federal Taxes

reviews the transaction. You should consult your own tax adviser before entering into any section 1035 exchange.

Non-Qualified Contracts

If you purchase the annuity contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract. The contract is intended to be a single premium immediate annuity.

Qualified Contracts

If you purchase the contract as an individual retirement annuity (IRA) that meets the requirements of section 408, your contract is referred to as a qualified contract. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Since this contract is intended to be a single premium immediate annuity, the only contributions accepted will be eligible rollover contributions from certain Qualified Plans or trustee-to-trustee transfers from another IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts intended to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts

You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is an annuity payment or a withdrawal.

Annuity payments occur as the result of the contract reaching its annuity starting date. For an immediate annuity the purchase date is generally treated as the annuity starting date. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your purchase payment are fully taxable. See “Federal Taxes – Income Tax Reporting and Withholding.”

Generally, withdrawals from an annuity are considered to come first from earnings in the contract and then from a return of purchase payment. However, withdrawals taken from a contract for which annuity payments have begun are taxed differently, and depend on whether the withdrawal is a partial withdrawal or a withdrawal in full satisfaction of the annuity contract. A portion of each partial withdrawal is treated as a return of your purchase payment with the remaining portion treated as ordinary income. This allocation is determined by an exclusion amount which is calculated by multiplying the remaining cost basis at the time of the withdrawal by the percentage reduction in the remaining annuity payments. A withdrawal in full surrender of the annuity contract will be treated as ordinary income to the extent that the amount received is in excess of the remaining cost basis in the contract.

The Code also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Federal Taxes

With respect to (5) above, an immediate annuity is defined as a single premium contract which provides for substantially equal periodic payments to begin within one year of the purchase date of the contract. The IRS has taken the position that in most cases a deferred annuity contract that is exchanged for a single premium immediate annuity will not meet the definition of an immediate annuity for purposes of the penalty exception. If an annuity contract does not meet the immediate annuity exception because it was established through a 1035 exchange from deferred annuity, it is still eligible to meet one of the other exceptions.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Taxation of Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified as IRAs under section 408. Exceptions from the penalty tax applicable to IRAs are as follows:

1.	distributions made on or after you reach age 59 1/2;

2.	distributions made after your death;

3.	distributions made that are attributable to the employee being disabled as defined in the Code;

4.	distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

5.	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

6.	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

7.	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

8.	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

9.	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any

Federal Taxes

addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Required Distributions

For non-qualified contracts, the Code provides that a contract will not be treated as an annuity for federal tax purposes unless it contains specific distribution provisions to apply upon the contract owner’s death. Generally the rules provide that if the contract owner dies after payments have begun, the remaining interest in the contract will be distributed at least as rapidly as the method in effect at the owner’s death. If the contract owner dies before payments have begun, the remaining interest will be distributed within 5 years or over the life of the designated beneficiary. We will administer the contract in order to comply with these rules.

For qualified contracts, distributions generally must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult a tax adviser to determine how this may impact your specific circumstances.

Income Tax Reporting and Withholding

Federal law requires that we file an information return on Form 1099-R with the Internal Revenue Service (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31 of the calendar year following the year of the payment(s), we will issue the Form 1099-R to the owner of the annuity contract while he or she is living, regardless of how many payees have been designated to receive payments. Following the death of the owner, the Form 1099-R will be sent to each beneficiary-payee who continues to receive payments.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions. Owners should consult their own tax counsel or other tax adviser regarding withholding requirements.

Federal Taxes

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “nonresident alien” is a person who is neither a US citizen nor resident in the US. Some distributions to nonresident aliens may be subject to a lower (or no) tax if a US income tax treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of income from the distribution.

Same-Sex Marriage

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

Non-Natural Owner

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

State versus Federal Tax

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Federal Taxes

Other Information

Distribution

MML Distributors, LLC (MML Distributors), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract. The contract is sold by both registered representatives of MML Investors Services, Inc. (MMLISI), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (broker-dealers). Commissions are paid to MMLISI and all broker dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The sales based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Sales-based payments are paid on each sale of the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call our Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you. The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract. We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Other Information

Special Arrangement

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Annuity Service Center for more information.

Assignment

Except for contracts issued in the state of New York, you may not assign the contract as collateral to another person or entity. Any purported assignment will be null and void.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

We determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation of Rights

We reserve the right to:

•	substitute another fund for one of the funds you elected, and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will obtain prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the general account for the period permitted by law but not for more than six months.

Other Information

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, we are engaged in litigation related to the termination of our former Chief Executive Officer in June 2005. Further, we, along with many other defendants, have been named in an adversary proceeding in the Enron bankruptcy. While we are not aware of any other actions or allegations that should reasonably give rise to a material adverse impact to our financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

In 2005, we received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to us of the settlement including related expenses.

We are subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of our business. We have cooperated fully with these regulatory agencies with regard to their investigations and have responded to information requests and comments.

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, we have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

We believe that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular matter may be material to our operating results for a particular period depending upon, among other factors, the size of the matter and the level of our income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The table of contents for the Statement of Additional Information is as follows:

1. Company

2. Custodian

3. Distribution

4. Purchase of Securities Being Offered

5. Experts

6. Financial Statements

Other Information

[This page intentionally left blank]

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual RetireEase Select.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A – Annuity Payment Examples

The following examples are intended to show you possible annuity payment amounts over time, assuming certain variables such as varying performance on the sub-accounts you elect and varied assumed investment rates. The examples demonstrate that if the actual net investment return equals the assumed investment rate (AIR), the payment amount will stay the same. If the net investment return is higher than the AIR, the payment amount will increase. If the net investment return is lower than the AIR, the payment amount will decrease.

The examples assume that you:

•	invest $100,000 in the contract;

•	elect a period certain only annuity option with a twenty year guaranteed period;

•	only elect one investment choice and it is a sub-account with a return, after deduction of fund expenses, as illustrated below (either 0%, 4%, or 8%);

•	elect an AIR as illustrated below (either 1%, 3%, or 5%);

•	did not elect Inflation Protector, Budget Protector or Payment Protector; and

•	do not make any withdrawals.

Additionally, the examples assume that only the charges in footnotes (a) and (b) apply.

Sub-Account Return:	0%	0%	0%	4%	4%	4%	8%	8%	8%

Assumed Investment Rate:	1%	3%	5%	1%	3%	5%	1%	3%	5%

Current Expense Charges(a)
Sum of all payments over the 20 year guaranteed period	$88,800	$89,518	$90,209	$131,174	$128,909	$126,752	$200,308	$192,129	$184,415

Payments in 1st contract year	$5,450	$6,482	$7,591	$5,567	$6,621	$7,753	$5,682	$6,758	$7,913
Payments in 5th contract year	$4,982	$5,478	$5,941	$5,953	$6,546	$7,098	$7,067	$7,770	$8,425
Payments in 10th contract year	$4,453	$4,439	$4,373	$6,474	$6,454	$6,356	$9,281	$9,252	$9,112
Payments in 15th contract year	$3,980	$3,597	$3,218	$7,040	$6,363	$5,692	$12,189	$11,016	$9,854
Payments in 20th contract year	$3,557	$2,915	$2,369	$7,656	$6,273	$5,098	$16,007	$13,116	$10,657

Maximum Expense Charges(b)
Sum of all payments over the 20 year guaranteed period	$83,272	$84,321	$85,331	$121,892	$120,336	$118,851	$184,539	$177,788	$171,410

Payments in 1st contract year	$5,429	$6,458	$7,563	$5,546	$6,596	$7,724	$5,661	$6,732	$7,883
Payments in 5th contract year	$4,826	$5,307	$5,755	$5,767	$6,341	$6,876	$6,845	$7,527	$8,161
Payments in 10th contract year	$4,165	$4,153	$4,090	$6,055	$6,037	$5,946	$8,681	$8,654	$8,523
Payments in 15th contract year	$3,595	$3,249	$2,907	$6,358	$5,747	$5,141	$11,009	$9,949	$8,900
Payments in 20th contract year	$3,103	$2,542	$2,066	$6,677	$5,471	$4,446	$13,960	$11,439	$9,295

(a)	These examples assume the current mortality and expense risk charge and administrative charge totaling 1.25%.
(b)	These examples assume the maximum mortality and expense risk charge and administrative charge totaling 1.95%.

Appendix A

MassMutual RetireEase SelectSM

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

December 20, 2006

as supplemented February 20, 2007

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated December 20, 2006 (as supplemented February 20, 2007), for the individual immediate variable annuity contract which is referred to herein.

For a copy of the prospectus call 1-800-272-2216 (press 2) or write: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01101-9067.

Company	2

Custodian	2

Distribution	2

Purchase of Securities Being Offered	2

Experts	2

Financial Statements	final pages

1

COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (the “separate account”).

DISTRIBUTION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as underwriter for the Separate Account. Compensation paid to MML Distributors was $2,500 in 2003, $399,150 in 2004, and $412,112 in 2005. Commissions will be paid through MML Distributors to agents and selling brokers for selling the contract.

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the separate account are sold to contract owners as annuity units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the contract. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2005 and for each period in the two-year period then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2005 and 2004, and for the years then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated March 31, 2006 refers to other auditors whose report on the financial highlights of Massachusetts Mutual Variable Annuity Separate Account 4, for each year in the three-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated February 24, 2006 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report

2

refers to other auditors whose report on the statutory financial statements of Massachusetts Mutual Life Insurance Company for the year ended December 31, 2003, dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions”. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

3